UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

I-80 GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-41382	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5190 Neil Road, Suite 460 Reno, Nevada, United States	89502

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 525-6450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC

Common Shares	IAU	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

The Company has prepared the following technical report summaries which are attached hereto as exhibits 99.1, 99.2, 99.3, and 99.4, respectively:

•	S-K 1300 Initial Assessment & Technical Report Summary, Ruby Hill Complex, Eureka County, Nevada dated March 27, 2025

•	S-K 1300 Initial Assessment & Technical Report Summary, Lone Tree Deposit, Nevada dated February 24, 2025

•	S-K 1300 Initial Assessment & Technical Report Summary, Granite Creek Mine, Humboldt County, Nevada dated March 27, 2025

•	S-K 1300 Initial Assessment & Technical Report Summary for the Cove Project, Lander County, Nevada dated March 26, 2025

The information in this Item 7.01 and exhibits attached hereto are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	S-K 1300 Technical Report Summary, Initial Assessment for the Ruby Hill Complex, Eureka County, Nevada effective December 31, 2024

99.2	S-K 1300 Technical Report Summary, Initial Assessment for the Lone Tree Deposit, Nevada effective December 31, 2024

99.3	S-K 1300 Technical Report Summary, Initial Assessment for the Granite Creek Mine, Humboldt County, Nevada effective December 31, 2024

99.4	S-K 1300 Technical Report Summary, Initial Assessment for the Cove Project, Lander County, Nevada effective December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025

i-80 GOLD CORP.

	By:	/s/ Ryan Snow

	Name:	Ryan Snow

	Title:	Chief Financial Officer